                                                                  Exhibit 10.55


                          SECURITIES PURCHASE AGREEMENT

                                  By and Among:

                    WALTER W. CRUTTENDEN III (the "Seller"),
                CRUTTENDEN ROTH INCORPORATED (the "Company"), and
              FIDELITY NATIONAL FINANCIAL, INC. (the "Purchaser").

                                  April 8, 1998

                                TABLE OF CONTENTS

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                                                                                            PAGE
1.      DEFINITIONS..........................................................................1

2.      PURCHASE AND SALE OF THE SHARES AND OPTION...........................................3

        2.1    Authorization.................................................................3
        2.2    Purchase of Securities; Purchase Price........................................3

3.      CLOSING..............................................................................4

        3.1    Time and Place................................................................4
        3.2    Deliveries....................................................................4

4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SELLER.............................4

        4.1    Organization and Good Standing................................................4
        4.2    Capitalization................................................................4
        4.3    Authorization.................................................................5
        4.4    Due Execution and Delivery; Binding Obligations...............................5
        4.5    No Violation..................................................................5
        4.6    Governmental Consents.........................................................5
        4.7    Financial Statements..........................................................5
        4.8    Material Liabilities..........................................................5
        4.9    Changes.......................................................................5
        4.10   Labor Agreements and Actions..................................................6
        4.11   Employee Benefit Plans; ERISA.................................................6
        4.12   Taxes.........................................................................6
        4.13   Compliance with Charter, Applicable Laws and Material Contracts...............7
        4.14   Litigation; Adverse Facts.....................................................7
        4.15   Licenses, Permits and Authorizations..........................................7
        4.16   Leases........................................................................7
        4.17   Powers of Attorney............................................................8
        4.18   Insurance.....................................................................8
        4.19   Books and Records.............................................................8
        4.20   Outstanding Indebtedness......................................................8
        4.21   Employment and Agency Agreements..............................................8
        4.22   Net Capital...................................................................8
        4.23   Disclosure....................................................................9

5.      REPRESENTATIONS AND WARRANTIES OF THE SELLER.........................................9

        5.1    Ownership.....................................................................9
        5.2    Authorization.................................................................9
        5.3    Due Execution and Delivery; Binding Obligations...............................9
        5.4    No Violation..................................................................9
        5.5    Governmental Consents.........................................................9
        5.6    Investment Representations....................................................9
        5.7    Disclosure...................................................................11

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                                                                                            PAGE
6.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................................11

        6.1    Organization and Good Standing...............................................11
        6.2    Authorization................................................................11
        6.3    Due Execution and Delivery; Binding Obligations..............................11
        6.4    No Violation.................................................................11
        6.5    Investment Intent............................................................11
        6.6    Accredited Investor Status; No Reliance......................................11
        6.7    Governmental Consents........................................................12
        6.8    Litigation; Adverse Facts....................................................12
        6.9    Brokers......................................................................12
        6.10   Issuance of Fidelity Shares..................................................12
        6.11   Reports......................................................................12
        6.12   Disclosure...................................................................12

7.      CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER......................................13

        7.1    Representations and Warranties...............................................13
        7.2    Purchase Permitted by Applicable Laws........................................13
        7.3    No Material Adverse Changes..................................................13
        7.4    No Material Judgment or Order................................................13
        7.5    Securities...................................................................13
        7.6    Shareholders' Agreement......................................................13
        7.7    CRI Registration Rights Agreement............................................13
        7.8    Payment of Taxes.............................................................14
        7.9    Escrow Instructions..........................................................14
        7.10   Financial Statements.........................................................14
        7.11   Third Party Consents.........................................................14

8.      CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND THE SELLER.........................14

        8.1    Representations and Warranties...............................................14
        8.2    Purchase Permitted by Applicable Laws........................................14
        8.3    No Material Judgment or Order................................................14
        8.4    Third Party Consents.........................................................15
        8.5    Fidelity Registration Rights Agreement.......................................15
        8.6    Escrow Instructions..........................................................15

9.      TERMINATION.........................................................................15

        9.1    Failure of Condition.........................................................15
        9.2    Effect of Termination........................................................15

10.     POST-CLOSING OBLIGATIONS............................................................15

        10.1   Use of Proceeds..............................................................15
        10.2   Disclosure of Subsequent Events..............................................16


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
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                                                                                            PAGE
11.     MISCELLANEOUS.......................................................................16

        11.1   Indemnification..............................................................16
        11.2   Attorneys' Fees..............................................................17
        11.3   Entire Agreement.............................................................17
        11.4   Headings.....................................................................17
        11.5   Successors and Assigns.......................................................17
        11.6   Parties in Interest..........................................................17
        11.7   Amendments, Waivers and Consents.............................................17
        11.8   Notice.......................................................................17
        11.9   Transaction Fees and Expenses................................................18
        11.10  Severability.................................................................19
        11.11  Counterparts.................................................................19
        11.12  Waiver of Jury Trial.........................................................19


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Exhibits                                                                    PAGE

Exhibit A - Form of Option

Exhibit B - Form of Escrow Instructions

Exhibit C - Form of Shareholders' Agreement

Exhibit D - Form of CRI Registration Rights Agreement

Exhibit E - Form of Fidelity Registration Rights Agreement


Schedules

Schedule 4.2  - Capitalization

Schedule 4.9  - Changes

Schedule 4.13 - Compliance with Charters, Applicable Laws and Material Contracts

Schedule 4.14 - Litigation; Adverse Facts

Schedule 4.20 - Outstanding Indebtedness

Schedule 4.21 - Employment and Agency Agreements

                          SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into this 8th day of April, 1998, by and among WALTER W. CRUTTENDEN III (the "Seller"), CRUTTENDEN ROTH INCORPORATED, a California corporation (the "Company"), and FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Purchaser").

                                 R E C I T A L S

        A. Seller owns and holds of record in excess of 750,000 shares of the Company's Common Stock, no par value (the "Common Stock").

        B. The Purchaser has agreed to purchase from Seller, and Seller has agreed to offer for sale and sell to the Purchaser, on the terms set forth in this Agreement, (i) an aggregate of 580,000 shares (the "Shares") of Common Stock, (ii) an Option to purchase an aggregate of 170,000 shares of the Common Stock, at an exercise price of Ten Dollars ($10.00) per share (subject to adjustment as provided in the Option), which Option shall be in the form of Exhibit A attached hereto (as it may be amended, modified, restated, supplemented, extended or reduced, the "Option"), and (iii) the Common Stock issuable upon exercise of the Option.

                                    AGREEMENT

        In consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below:

        "Applicable Laws" means any Federal, state or local statute, law, rule, regulation or ordinance applicable to the Company or its business, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations under those acts or of any self-regulatory organization given regulatory authority under those acts, the California Corporate Securities Law of 1968, Federal Reserve Board Regulation T and any other laws or regulations applicable to the Company, including laws relating to the operation of securities brokerages and laws relating to franchise, building, zoning, health, sanitation, safety or labor relations, and any order, ruling, judgment or decree of any court, governmental agency or authority or self-regulatory agency which is binding on the Company or its properties.

        "Board of Directors" means the board of directors of any Person.

        "Business Day" means any day except Saturday, Sunday and any day which either is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

        "Financial Statements" shall have the meaning set forth in Section 4.7 below.

        "GAAP" means generally accepted accounting principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession that are applicable to the circumstances as of the date hereof, applied on a consistent basis.

        "Indebtedness" means (without duplication), when used with reference to any Person, (i) any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, note, debentures or similar instruments or letters of credit or representing the unpaid balance of the purchase price of any property, but not including any other indebtedness, amount or obligation incurred in the ordinary course of the broker-dealer business consistent with past practice (e.g., unsettled trades),
(ii) the principal component of any capital lease obligations of such Person,
(iii) the maximum fixed repurchase price of any redeemable stock of such Person,
(iv) the maximum amount payable under any earnout agreement, contingent payment obligation, deferred financing fee or similar deferred or contingent obligation, and (v) obligations secured by a Lien to which any property or asset, including leasehold interests and any other tangible or intangible property rights, owned by such Person is subject, whether or not the obligations secured thereby have been assumed by such Person.

        "Licenses and Permits" means all licenses, franchises, certificates, permits, consents, registrations, certificates, memberships and other approvals of all governmental or regulatory agencies or self-regulatory organizations, whether Federal, state or local, necessary to the conduct of its business, including, without limitation, licenses or certificates issued under Sections 25210 and 25211 of the California Corporate Securities Law of 1968 or similar laws in each of the states where the Company's activities would require such licensing, compliance with all bonding requirements of any state or municipality and any licenses, permits, registrations or approvals required to comply with or obtain exemptions from the usury laws of any state.

        "Lien" means any lien, pledge, mortgage, claim, covenant, restriction, security interest, charge or encumbrance of any kind, including the interest of a lessor under a capital lease obligation having substantially the same economic effect.

        "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, results of operations, prospects or properties of such Person.

        "Net Capital" shall have the meaning assigned to that term in clause (c) of Rule 15c3-1 under the Exchange Act.

        "Person" means any individual, trustee, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, public benefit corporation, institution, entity or government (whether Federal, state,


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
county, city or otherwise, including without limitation, any instrumentality, political subdivision, agency, body or department thereof).

        "Related Agreements" means the Option, the Shareholders' Agreement, the CRI Registration Rights Agreement, the Fidelity Registration Rights Agreement and any and all other documents contemplated herein or therein.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

        "Taxes" means any income, excise, sales, use, stamp or franchise taxes and any other taxes, fees, duties, levies, withholdings or other charges of any nature whatsoever imposed by any taxing authority, whether Federal, state, local or foreign, together with any interest and penalties and additions to tax.

        "Transferee" means any direct or indirect transferee of all or any part of the Option.

        2.     PURCHASE AND SALE OF THE SHARES AND OPTION.

               2.1 Authorization. Seller is fully authorized and is not subject to any restrictions effecting (i) the sale and transfer to the Purchaser of the Shares, (ii) the sale and delivery to the Purchaser of the Option, and (iii) the reservation for issuance of the Common Stock issuable upon exercise of the Option. The Shares and the Option, and the certificates and other instruments from time to time evidencing the same, are herein sometimes collectively referred to as the "Securities."

               2.2 Purchase of Securities; Purchase Price. Subject to the terms and conditions contained herein, and in reliance upon the representations, warranties and agreements contained herein, the Seller shall sell, transfer and/or deliver to the Purchaser, the Securities. At the Closing (as defined below), Purchaser shall pay Seller an aggregate combined purchase price for the Securities equal to $5,800,000 (the "Purchase Price"), as follows: (i) an aggregate of $2,050,000 shall be paid to Seller by delivery of cashier's check(s) or wire transfer(s) to the accounts designated by Seller (the "Cash Payment"), and (ii) an additional aggregate of $3,750,000 of the Purchase Price shall be paid by delivery of certificate(s) in such name(s) designated by Seller and representing an aggregate of One Hundred Seven Thousand One Hundred Forty-Three (107,143) shares of Common Stock of the Purchaser ("Fidelity Shares"), based on a per share value of $35.00.


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        3.     CLOSING.

               3.1 Time and Place. The sale of the Securities shall be consummated at a closing (the "Closing") to be held at the offices of Stradling Yocca Carlson & Rauth (SYC&R), 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, at 10:00 a.m. on the first business day immediately following the waiver or satisfaction of all of the conditions precedent to the obligations of the respective parties to the Agreement, or at such other time and date as shall be agreed upon by the parties in writing (the "Closing Date").

               3.2 Deliveries. At the Closing, Seller shall deliver (i) to the Purchaser (A) his certificate or certificates representing the Shares, together with a duly executed assignment separate from certificate with respect to each such certificate, and (B) the Option, duly executed by Seller; and (ii) to SYC&R, executed escrow instructions, substantially in the form of Exhibit B hereto (the "Escrow Instructions"), appointing SYC&R as escrow agent with respect to the Option, and his certificate representing the shares of Common Stock initially issuable upon exercise of the Option, together with a duly executed assignment separate from certificate with respect to such certificate. At the Closing, the Purchaser shall deliver (i) to the Seller the Purchase Price (in the manner set forth in Section 2 hereof); and (ii) to SYC&R, the Escrow Instructions, duly executed by or on behalf of Purchaser. Thereafter, each party, at the request of any other party, shall execute and deliver such additional or confirmatory instruments, documents of conveyance, and acknowledgements and shall take all such other actions and execute such other documents as such requesting party may reasonably require to effect the transactions contemplated hereunder.

        4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SELLER. The Company and Seller, to his best knowledge, hereby jointly and severally represent and warrant to the Purchaser that, except as set forth in the disclosure schedules attached hereto (the "Disclosure Schedules"), the following statements are true and correct as of the date hereof (it being understood that wherever, in this Agreement, reference is made to a matter being to the "knowledge" of the Company, the term "knowledge" shall mean that the officer(s) of the Company negotiating and entering into this Agreement on its behalf actually knew or, with reasonable inquiry, should have known, about the matter in question):

               4.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has all requisite corporate power and authority to own (or hold under lease) and operate its properties, to carry on its business as now conducted, to enter into this Agreement and each Related Agreement, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified as a foreign corporation to do business and is in good standing wherever necessary to carry on its present business and operations, except where the failure to so qualify would not have a Material Adverse Effect.

               4.2 Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value no par value per share, of which 2,933,372 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $10 per share, of which 79,630 shares are designated Series C Preferred Stock, of which 79,630 shares are issued and outstanding. All presently outstanding shares of the Company's capital stock are duly authorized, validly issued and outstanding, fully paid and nonassessable, and are not subject to any preemptive rights in respect thereof. Except for outstanding options to purchase 706,500 shares of Common Stock, there are no outstanding options, warrants, or other rights to subscribe for or purchase, from the Company, any securities or obligations that are convertible into or exchangeable for, or any contracts or commitments providing for the issuance of or the granting of rights to acquire, any Common Stock or any other capital stock, or other ownership interest, in the Company. Schedule 4.2 attached hereto sets forth the names of the holders of the Company's Common Stock, and the number of shares of Common Stock held by each such holder.

               4.3 Authorization. The execution, delivery and performance of this Agreement and of each of the Related Agreements, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company.

               4.4 Due Execution and Delivery; Binding Obligations. This Agreement has been duly executed and delivered by the Company. This Agreement is, and at the time of the Closing each of the Related Agreements will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar law, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by Federal or state securities or other law, or the public policy underlying such laws.

               4.5 No Violation. The execution, delivery and performance by the Company of this Agreement and of each of the Related Agreements, and the consummation of the transactions contemplated hereby and thereby do not violate
(i) the charter or bylaws of the Company, (ii) to the knowledge of the Company, any material law, rule, regulation or ordinance applicable to the Company, (iii) any order, ruling, judgment or decree of any court or other governmental agency binding on the Company, (iv) any material term of any indenture or mortgage to which the Company is a party, or (v) any term of any material lease, agreement or instrument to which the Company is a party.

               4.6 Governmental Consents. The execution and delivery by the Company of this Agreement and of each of the Related Agreements, and the consummation of the transactions contemplated hereby and thereby, do not and will not require as of the Closing any authorization, registration or filing with, or consent or approval of, any Federal, state or other governmental authority or regulatory body.

               4.7 Financial Statements. The Company has delivered to the Purchaser copies of (i) the audited balance sheets of the Company as of June 30, 1995, 1996 and 1997 and the related audited statements of operations, shareholders' equity, and cash flows for the years ended June 30, 1995, 1996 and 1997, together with the unqualified report thereon of the Company's auditors and
(ii) the unaudited balance sheet of the Company as of December 31, 1997 and the related unaudited income statements for the six-month period then ended (collectively, the "Financial Statements"). The Financial Statements (i) were prepared in accordance with the books and records of the Company, (ii) present fairly the financial position of the Company as of the dates indicated and its results of operations for the periods indicated, and (iii) have been prepared in conformity with GAAP. Since June 30, 1997, there has been no material adverse change in the financial condition, assets, liabilities, earnings, business or prospects of the Company.


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               4.8 Material Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except (i) liabilities and obligations reflected in the Financial Statements and the related Notes thereto, (ii) liabilities and obligations which have been incurred subsequent to June 30, 1997 in the ordinary course of business and
(iii) liabilities and obligations which would not have a Material Adverse Effect on the Company.

               4.9 Changes. Except in the ordinary course of the Company's business or as set forth on Schedule 4.9, since June 30, 1997 there has not been
(a) any material damage, destruction or loss to any material asset of the Company, whether or not covered by insurance; (b) any waiver by the Company of a valuable right or of a debt owed to it; (c) any satisfaction or discharge of any Lien or payment of any material obligation by the Company; (d) any change or amendment to any material contract or arrangement by which the Company or any of its properties or assets is bound or subject; (e) any material adverse change in the assets, liabilities, financial condition or operations of the Company; (f) any declaration or payment of any dividend or other distribution of assets of the Company to its shareholders as a group, or the adoption or consideration of any plan or arrangement with respect thereto; (g) any resignation or termination of employment of any director or key employee of the Company or any notice or indication that any resignation or termination is anticipated; (h) any investment by the Company in the capital stock of a Person, except as a result of underwriting, investment banking and market making activities in the ordinary course of business and consistent with past practice; (i) any offer, issuance or sale of shares of capital stock; (j) any material change in the Company's accounting methods, procedures or policies; (k) any incurrence of Indebtedness;
(l) any other event or condition of any character which has or could reasonably be expected to have a Material Adverse Effect; or (m) any agreement or commitment to do any of the foregoing.

               4.10 Labor Agreements and Actions. The Company is not bound by or subject to any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute, including, but not limited to, any unfair labor practice, charge or other proceeding before the National Labor Relations Board, involving the Company pending or, to the Company's knowledge, threatened. To the Company's knowledge, there is no labor organization activity involving the employees of the Company and no officer or key employee, or any group of officers or key employees, intends to terminate his or her or their employment with the Company. Except as disclosed in Schedule 4.14, the Company is not aware of any claims, actions, proceedings or threats relating to sexual harassment, wrongful termination, discrimination or any other employment related matter. To the Company's knowledge there is no fact or circumstance which is reasonably expected to, with the passage of time or otherwise, cause this representation and warranty to be no longer true and correct. To the Company's knowledge, the Company is in compliance with all provisions of the Fair Labor Standards Act, all state wage and hour laws and all workers' compensation laws.

               4.11 Employee Benefit Plans; ERISA. All pension, retirement, bonus, profit sharing, stock option, employee and other benefit or welfare plans or arrangements maintained by the Company, or to which the Company contributes or is required to contribute, to the extent required, materially comply with the provisions of and have been administered and maintained in material compliance with the provisions of ERISA and all other applicable laws. The Company does not currently maintain any, nor in the past has ever maintained any, "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, and the Company does not currently contributes to, nor in the past has ever contributed to, any "Multiemployer Plan," as defined in
Section 4001(a)(3) of ERISA. All unpaid liabilities of the Company with respect to, and all unfunded benefits (whether vested or not) under, each employee welfare benefit plan as defined in Section 3(1) of ERISA maintained by the Company have been calculated and are reflected in the Company's financial statements in accordance with GAAP, and any such liabilities incurred after the date of such financial statements will be incurred in the ordinary course of business, determined in a manner substantially similar to that used in such financial statements.

               4.12 Taxes. The Company has timely filed within required time periods, including permitted extensions, all Federal, state and other Tax returns required to have been filed and has paid all Taxes which have become due and payable except (i) such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required) and (ii) as may be determined to be owed upon completion of any Tax return not yet filed based upon an extension of time to file provided all periodic estimated Tax payments have been made. The Company has withheld and paid all Taxes required to be withheld and paid in connection with amounts paid or owing to any employee, creditor, shareholder or other third party. The Company has not been advised that any Tax returns, Federal, state or other, have been or are being audited. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any Taxes or deficiency against the Company, nor are there any actions, suits, proceedings or claims now pending against the Company in respect of any Taxes or assessments. There is no pending or threatened investigation of the Company by any Federal, state, foreign or local authority relating to any Taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority. The Company is not a party to or bound by any tax sharing, tax indemnity or tax allocation agreement or other similar arrangement.

               4.13 Compliance with Charter, Applicable Laws and Material Contracts. Except as set forth on Schedule 4.13, the Company has been, and is, in compliance with, and is not in violation of the terms of: (i) its charter or bylaws as in effect on the date hereof, (ii) to the Company's knowledge, any Applicable Law, the noncompliance with which would have a Material Adverse Effect on the Company, or (iii) any material indenture, mortgage, deed of trust, bank loan, credit agreement, lease, agreement or instrument to which the Company is a party and, in each case, there does not exist any event or circumstance, that, individually or in the aggregate, with the giving of notice or the lapse of time or both, would constitute any such noncompliance or violation and would have a Material Adverse Effect.

               4.14 Litigation; Adverse Facts. To the Company's knowledge, except as set forth on Schedule 4.14 or disclosed in the Financial Statements and the related Notes thereto, there are no actions, suits, proceedings or investigations at law or in equity of which the Company has received notice or otherwise has knowledge pending before or by any Federal, state, municipal, governmental or self-regulatory department, court, board, bureau, agency, instrumentality or organization or, to the Company's knowledge, threatened against or affecting the Company, nor is there any judgment, decree, injunction, ruling or order of any public body against the Company. To the Company's knowledge, there is no fact or circumstance which could give rise to any action, suit, proceeding or investigation which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


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
               4.15 Licenses, Permits and Authorizations. The Company has all Licenses and Permits necessary to the conduct of its business, except where the failure to have such Licenses and Permits, individually or in the aggregate, would not have a Material Adverse Effect. All such Licenses and Permits are in full force and effect. The properties, assets, operations and business of the Company are, and at all times have been maintained and conducted, in compliance with all Licenses and Permits.

               4.16 Leases. With respect to each lease and sublease necessary in any material respect for the operation of the Company's business, (a) each such lease or sublease is legal, valid, binding, enforceable and in full force and effect; (b) to the Company's knowledge, no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder; (c) there are no disputes, oral agreements or forbearance programs in effect as to the lease or sublease; (d) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold; and (e) there are no restrictions in the lease or sublease which prohibit the sale, transfer and delivery of the Securities, prohibit or restrict any merger, sale of assets or other event which could cause a change in control of the Company, or otherwise restrict or prohibit any other financings by the Company, including, without limitation, any public or private debt or equity financings.

               4.17 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

               4.18 Insurance. The Company is covered by insurance in scope and amount customary and reasonable for the businesses in which it is engaged and will be so covered after consummation of the transactions contemplated hereby. All such policies are in full force and effect.

               4.19 Books and Records. The minute books and other similar records of the Company contain true and complete records, in all material respects, of all actions taken at any meetings of its shareholders, Board of Directors or any committees thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company accurately reflect the assets, liabilities, business, financial condition and results of operations of the Company, in all material respects, and have been maintained in accordance with good business, accounting and bookkeeping practices.

               4.20 Outstanding Indebtedness. Except as otherwise disclosed on
Schedule 4.20, the Company is not in monetary or other material default in the performance or observance of any of the terms, covenants or conditions contained in any instrument or agreement evidencing the Indebtedness of the Company or pursuant to which such Indebtedness was issued or secured and has not requested any waiver in respect of any default and no event has occurred and is continuing which, with notice or the lapse of time or both, would constitute such a default.

               4.21 Employment and Agency Agreements. Schedule 4.21 attached hereto sets forth a summary description of the current terms of employment for each of the Company's executive officers. To the Company's knowledge, each material employment, agency, independent contractor and sales representative agreement and each noncompetition, nondisclosure and confidentiality agreement to which the Company is a party constitutes a valid and binding agreement enforceable in accordance with its terms, and, to the Company's knowledge, no party to any such agreement is in breach of, or in default with respect to, its obligations under such agreement nor is the Company aware of any facts or circumstances which might reasonably be expected to give rise to a breach or default thereunder.

               4.22 Net Capital. The Company is now, and has at all times since January 1, 1992 been, in compliance with applicable Net Capital and other regulatory requirements as they pertain to the Company's operations.

               4.23 Disclosure. No representation, warranty or other statement of the Company to the Purchaser included in this Agreement or any Related Agreement or in any Exhibit or other Schedule thereto is, or will be at the Closing, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein in light of the circumstances in which such statement was made, not misleading.

        5. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller hereby represents and warrants to the Purchaser that the following statements are true and correct as of the date hereof:

               5.1 Ownership. Seller is the record and beneficial owner of the Shares. All of such Shares and held free and clear of all liens, encumbrances, claims, security interests, options and charges of any kind created by or under the Seller. Upon the Closing, the Purchaser shall receive the Securities free and clear of all liens, encumbrances, claims, security interests, options and charges of any kind.

               5.2 Authorization. Seller has the full right, power and authority to sell, transfer and deliver the Securities and has duly authorized the execution, delivery and performance of this Agreement and of each of the Related Agreements, the sale, transfer and delivery of the Securities, and the consummation of the transactions contemplated hereby and thereby.

               5.3 Due Execution and Delivery; Binding Obligations. This Agreement has been duly executed and delivered by Seller. This Agreement is, and at the time of the Closing each of the Related Agreements will be, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar law, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by Federal or state securities or other law, or the public policy underlying such laws.

               5.4 No Violation. The execution, delivery and performance by Seller of this Agreement and of each of the Related Agreements, the sale, transfer and delivery of the Securities, and the consummation of the transactions contemplated hereby and thereby do not violate (i) to the knowledge of Seller, any material law, rule, regulation or ordinance applicable to Seller,
(ii) any order, ruling, judgment or decree of any court or other governmental agency binding on Seller, (iii) any material term of any agreement or instrument to which Seller is a party.

               5.5 Governmental Consents. The execution and delivery by Seller of this Agreement and of each of the Related Agreements, the sale, transfer and delivery of the Securities, and the consummation of the transactions contemplated hereby and thereby, do not and will not require as of the Closing any authorization, registration or filing with, or consent or approval of, any Federal, state or other governmental authority or regulatory body.

               5.6 Investment Representations.

                      5.6.1 Seller is acquiring the Fidelity Shares for his own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

                      5.6.2 Seller understands that (A) the Fidelity Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (B) each certificate representing the Fidelity Shares will be endorsed with the following legend:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES OR IF THE PURCHASER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO PURCHASER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT."

and (C) Purchaser will instruct any transfer agent not to register the transfer of any of the Fidelity Shares unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to Rule 144 of the Securities Act and such Seller provides Purchaser with evidence reasonably satisfactory to Purchaser and its counsel that the proposed transaction satisfies the requirements of Rule 144. Purchaser agrees to remove the foregoing legend from any securities if the requirements of Rule 144(k) of the Securities Act (or any successor rule or regulation) apply with respect to such securities and Purchaser and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

                      5.6.3 Seller can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Fidelity Shares.

                      5.6.4 Seller is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act, as presently in effect.

                      5.6.5 Seller understands that the Fidelity Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances, and such Seller represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                      5.6.6 Seller's principal address is as set forth in
Section 11.8 hereof, and Seller does not reside in any state of the United States other than the state specified in its address thereon.

               5.7 Disclosure. No representation, warranty or other statement of Seller included in this Agreement or any Related Agreement or in any Exhibit or other Schedule thereto is, or will be at the Closing, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein in light of the circumstances in which such statement was made, not misleading.

        6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company and to Seller that the following statements are true and correct as of the date hereof:

               6.1 Organization and Good Standing. The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and each Related Agreement to which it is a party and to consummate the transactions contemplated hereby and thereby.

               6.2 Authorization. The execution, delivery and performance of this Agreement and of each of the Related Agreements to which the Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on the part of the Purchaser.

               6.3 Due Execution and Delivery; Binding Obligations. This Agreement has been duly executed and delivered by the Purchaser. This Agreement is, and at the time of the Closing the Related Agreements to which the Purchaser is a party will be, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited to Federal or state securities or other laws or the public policy underlying such laws.

               6.4 No Violation. The execution, delivery and performance by the Purchaser of this Agreement, and of each of the Related Agreements to which the Purchaser is a party, and the consummation of the transactions contemplated hereby and thereby do not violate (i) the charter and bylaws of the Purchaser as in effect on the date hereof, (ii) any law, rule, regulation or ordinance applicable to the Purchaser, (iii) any order, ruling, judgment or decree of any court or other governmental agency binding on the Purchaser, or (iv) any term of any material indenture, mortgage, lease, agreement or instrument to which the Purchaser is a party.

               6.5 Investment Intent. The Purchaser is acquiring the Securities for its own account, for investment purposes, and not with a view to or for sale in connection with any distribution thereof. The foregoing notwithstanding, the disposition of the Securities shall at all times be and remain within the Purchaser's control, so long as such disposition complies with applicable laws and regulations.

               6.6 Accredited Investor Status; No Reliance. The Purchaser is an "accredited investor" (as such term is defined in Rule 501 of Regulation D under the Securities Act). By reason of its business and financial experience, the Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities and is able to bear the economic risk of such investment. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of the officers and management of the Company and to acquire additional information about the business, assets and financial condition of the Company. Notwithstanding the foregoing, the Purchaser confirms that in entering into this Agreement and in consummating the transactions contemplated hereby it has not relied upon any representation, warranty or other statement, whether written or oral and whether included in any materials, documents, instruments or financial or other projections provided to the Purchaser, relating to the Company's business, financial condition or results of operations, other than those representations and warranties expressly made by the Company in this Agreement or any Related Agreement or in any Exhibit or Schedule hereto or thereto.

               6.7 Governmental Consents. The execution and delivery by the Purchaser of this Agreement and each of the Related Agreements to which it is a party, and the consummation of the transactions contemplated hereby, do not and will not require any authorization, registration or filing with, or consent or approval of, any Federal, state or other governmental authority or regulatory body.

               6.8 Litigation; Adverse Facts. There are no actions, suits, proceedings or investigations at law or in equity pending before or by any Federal, state, municipal, governmental or self regulatory department, court, board, bureau, agency, instrumentality or organization threatened against or affecting the Purchaser which could reasonably be expected to adversely affect the Purchaser's ability to perform its obligations under this Agreement or consummate any of the transactions contemplated hereby. The Purchaser is not aware of any fact or circumstance which could give rise to any action, suit, proceeding or investigation which could reasonably be expected to adversely affect the Purchaser's ability to perform its obligations under this Agreement or consummate any of the transactions contemplated hereby.

               6.9 Brokers. The Purchaser has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement or any Related Agreement.

               6.10 Issuance of Fidelity Shares. The Fidelity Shares will be fully paid and non-assessable and issued to the Seller free and clear of all liens, encumbrances, claims, security interests, options and charges of any kind.

               6.11 Reports. No reports, schedules, forms, statements, exhibits and other documents filed by the Purchaser with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (copies of which have been made available by the Purchaser to the Seller prior to the date hereof) contains any untrue statement of a material fact, nor omits nor misstates any material fact, except as qualified or modified by subsequent reports filed by the Purchaser with the Securities and Exchange Commission or by other public disclosures.

               6.12 Disclosure. No representation, warranty or other statement of the Purchaser to the Company included in this Agreement or any Related Agreement or in any Exhibit or Schedule hereto or thereto or in any other document or instrument delivered at any time prior to the Closing in connection herewith or therewith is, or will be at the Closing, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein in light of the circumstances in which such statement was made, not misleading.

        7. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligation of the Purchaser to consummate the transactions contemplated hereby is subject to the satisfaction, prior to or at the Closing, of the following conditions; provided, however, that any or all of the following conditions may be waived, in whole or in part, by the Purchaser in its sole and absolute discretion:

               7.1 Representations and Warranties. The representations and warranties of the Company and the Seller, respectively, contained in this Agreement and the Related Agreements shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date; the Company and the Seller shall have performed or satisfied, in all material respects, all of their respective covenants and agreements hereunder and thereunder to be performed or satisfied on or prior to the Closing Date. The Company and the Seller shall each have delivered to the Purchaser a certificate signed, in the case of the Company, by the President and the Chief Financial Officer of the Company, and, in the case of the Seller, by the Seller, each dated the Closing Date, to such effect and to the effect that each of the conditions set forth in Section 7 has been fulfilled.

               7.2 Purchase Permitted by Applicable Laws. The consummation of the transactions contemplated hereby and by the Related Agreements shall not be prohibited by or violate any law, governmental or self-regulatory rule or regulation or similar constraint and shall not subject any party to any Tax, penalty or liability, under or pursuant to any, applicable law or governmental regulation, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order or decree. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby and by the Related Agreements shall otherwise comply with all applicable requirements of Federal and state securities laws.

               7.3 No Material Adverse Changes. There shall not have occurred any material adverse change in the condition (financial or otherwise), business, results of operations, prospects, assets or properties of the Company.

               7.4 No Material Judgment or Order. There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal or any state or local government or self-regulatory organization which, in the judgment of the Purchaser, would prohibit the delivery of the Securities or subject the Purchaser to any penalty if the Securities were to be delivered hereunder.

               7.5 Securities. The Company shall have duly authorized, executed and delivered to the Purchaser the Securities in favor of the Purchaser.

               7.6 Shareholders' Agreement. The Company, the Purchaser and certain other holders of the Company's Common Stock shall have duly entered into the Shareholders' Agreement in substantially the form attached as Exhibit C hereto (the "Shareholders' Agreement").

               7.7 CRI Registration Rights Agreement. The Company, the Purchaser and certain other holders of the Company's Common Stock shall have duly entered into the Cruttenden Roth Incorporated Registration Rights Agreement in substantially the form attached as Exhibit D hereto (the "CRI Registration Rights Agreement").

               7.8 Payment of Taxes. The Company shall have paid all Taxes due and payable by the Company prior to the Closing, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required) and such Taxes as the failure to pay would not have a Material Adverse Effect.

               7.9 Escrow Instructions. The Company shall have duly authorized, executed and delivered to SYC&R the Escrow Instructions.

               7.10 Financial Statements. The Company shall have furnished to the Purchaser a copy of the Company's audited financial statements as of and for the fiscal year ended June 30, 1997, accompanied by a copy of an unqualified audit report of the Company's independent certified public accounts and a copy of the Company's unaudited financial statements as of and for the six-month period ended December 31, 1997.

               7.11 Third Party Consents. The Company shall have obtained from third parties such material consents, approvals and authorizations which the Company is required to obtain under the provisions of any agreement, contract or undertaking to which the Company is a party or by which its assets and properties are bound in order to consummate each of the transactions contemplated by this Agreement and the Related Agreements, including, without limitation, appropriate waivers of all lessors under real property leases and consents of lessors under personal property leases, to the extent required.

        8. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND THE SELLER. The respective obligations of the Company and the Seller to consummate the transactions contemplated hereby is subject to the satisfaction, prior to or at the Closing, of the following conditions; provided, however, that any or all of the following conditions may be waived, in whole or in part, by the Company in its sole and absolute discretion:

               8.1 Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true in all material respects at and as of the Closing Date after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date, and the Purchaser shall have performed or satisfied all of its covenants and agreements hereunder to be performed or satisfied on or prior to the Closing Date.

               8.2 Purchase Permitted by Applicable Laws. The consummation of the transaction contemplated hereby shall not be prohibited by or violate any law, governmental regulation or similar constraint and shall not subject any party to any Tax, penalty or liability, under or pursuant to any applicable law or governmental regulation, and shall not be enjoined (temporarily or permanently) under, or prohibited by or contrary to, any injunction, order or decree. Without limiting the generality of the foregoing, the consummation of the transactions contemplated hereby shall otherwise comply with all applicable requirements of Federal and state securities laws.

               8.3 No Material Judgment or Order. There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal or any state or local government or self-regulatory organization which, in the reasonable judgment of the Company, would prohibit the delivery of the Securities or subject the Company to any material penalty if the Securities were to be delivered hereunder.

               8.4 Third Party Consents. The Purchaser shall have obtained from third parties such material consents, approvals and authorizations which the Purchaser is required to obtain under the provisions of any agreement, contract or undertaking to which the Purchaser is a party or by which its assets and properties are bound in order to consummate each of the transactions contemplated by this Agreement and the Related Agreements, including, without limitation, appropriate waivers of all lessors under real property leases and consents of lessors under personal property leases, to the extent required.

               8.5 Fidelity Registration Rights Agreement. The Purchaser and the Seller shall have duly entered into the Fidelity National Financial, Inc. Registration Rights Agreement in substantially the form attached as Exhibit E hereto (the "Fidelity Registration Rights Agreement").

               8.6 Escrow Instructions. The Purchaser shall have duly authorized, executed and delivered to SYC&R the Escrow Instructions.

        9.     TERMINATION.

               9.1 Failure of Condition. If any of the conditions precedent to the parties respective obligations hereunder is not met and is not waived on or prior to the Closing Date, the Purchaser or the Company and the Seller, as the case may be, at their respective options, without prejudice to any rights they may have to recover damages for breach of this Agreement, may terminate this Agreement by delivering written notice of termination to the other party.

               9.2 Effect of Termination. Upon the termination of this Agreement pursuant to this Section 9, all further obligations of the parties to this Agreement and the other agreements contemplated hereby shall terminate without further liability of any party to any other party hereto, provided that (i) termination of this Agreement shall not relieve any party of any liability for a breach of this Agreement or for any intentional misrepresentation or intentional failure to comply with any agreement or covenant hereunder, and (ii) such termination shall not be deemed a waiver of any available remedy for any such breach, intentional misrepresentation or intentional failure to comply with any agreement or covenant.

        10.    POST-CLOSING OBLIGATIONS.

               10.1 Use of Proceeds. Seller covenants that, as soon as practicable after the Closing and receipt of the Purchase Price, Seller shall disburse or cause to be disbursed to the Company from the proceeds of the sale of Securities hereunder the following amounts:

                      10.1.1 approximately $93,000, to discharge Seller's obligations for principal and interest due on the Promissory Note dated January 30, 1996 issued by Seller in favor of the Company;

                      10.1.2 approximately $205,000, to discharge Seller's obligations for the unpaid balance of the amount due under the Subscription and Security Agreement dated March 29, 1996; and

                      10.1.3 approximately $563,500, representing the aggregate purchase price in connection with the exercise by Seller of his outstanding options (the "Outstanding Options") to acquire 230,000 shares of the Company's Common Stock, in accordance with the terms and conditions applicable thereto, at the original exercise price of $2.63 for 200,000 of the Outstanding Options and $1.25 for 30,000 of the Outstanding Options, plus an amount equal to the withholding taxes due on the 200,000 Outstanding Options constituting nonqualified options under the Internal Revenue Code. The Company represents that the Outstanding Options shall be fully vested at the Closing Date and, upon exercise of the Outstanding Options and payment therefor by Seller, the Company shall issue shares of Common Stock underlying the Outstanding Options to Seller, all of which shares shall be duly and validly issued, fully paid and nonassessable shares, free and clear of any claims, mortgages, pledges, liens, charges or other encumbrances caused or created by the Company.

               10.2 Disclosure of Subsequent Events. Subsequent to the execution and delivery of this Agreement and prior to the exercise in full of the Option, the Company shall notify the Purchaser in writing in the event that that any of the representations and warranties contained in this Agreement or made in connection herewith is no longer accurate or complete as a result of a new fact or changed circumstance.

        11.    MISCELLANEOUS.

               11.1 Indemnification. Each party hereto (the "Indemnifying Party" herein) agrees to defend (with counsel reasonably satisfactory to such party), protect, indemnify and hold harmless the other party, each affiliate or subsidiary of such other party, and each of its respective officers, directors, employees, attorneys and agents (each an "Indemnified Party" herein) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations including, without limitation, securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement, the Related Agreements, or any other agreement, act, event or transaction related or attendant hereto or thereto; provided, however, that the Indemnifying Party shall have no obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Indemnifying Party shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall accrue interest thereon from the date incurred by each Indemnified Party until paid. The provisions of this Section 11.1 shall survive the satisfaction of the other obligations herein and the termination of this Agreement.

               11.2 Attorneys' Fees. In the event of any litigation between the parties hereto arising out of or relating to this Agreement, or the breach thereof, the prevailing party shall be entitled to recover from the other party, in addition to whatever other remedies such prevailing party may be entitled, reasonable attorneys' fees, expenses and costs.

               11.3 Entire Agreement. Except as otherwise set forth herein, this Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               11.4 Headings. The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

               11.5 Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

               11.6 Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons into any party to this Agreement. No provision of this Agreement shall give any third person any right of subrogation or action over or against any party to this Agreement.

               11.7 Amendments, Waivers and Consents. This Agreement shall not be amended except in a writing signed by the parties hereto. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent. No waiver of any provision or consent of any action shall constitute a waiver of any other provision or consent of any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent except to the extent specifically set forth in writing.

               11.8 Notice. Any notice, instruction or communication required or permitted to be given under this Agreement to any party shall be in writing (which may include telex, telegram, telecopier or other similar form of reproduction) and shall be deemed given when actually received by the applicable party at the addresses indicated below:

                      If to the Company:

                           Cruttenden Roth Incorporated
                           18301 Von Karman, Suite 100
                           Irvine, California 92715
                           Attention:  Byron C. Roth, President
                           Telecopy: (714) 852-9719
                     with a copy to:

                           Stradling Yocca Carlson & Rauth
                           660 Newport Center Drive, Suite 1600
                           Newport Beach, California 92660-6441
                           Attention: Nick E. Yocca, Esq.
                           Telecopy: (714) 725-4100

                     If to the Seller:

                           Walter W. Cruttenden III
                           3 Bodega Bay Drive
                           Corona Del Mar, California 92625

                     with a copy to:
                           David L. Keligian, Esq.
                           The Busch Firm
                           2532 Dupont Drive
                           Irvine, California 92612
                           Telecopy: (714) 474-7732

                     If to the Purchaser:

                           Fidelity National Financial, Inc.
                           3916 State Street, Suite 300
                           Santa Barbara, California 93105
                           Attention:  Andrew F. Puzder,
                                       Executive Vice President
                           Telecopy: (805) 898-7149

                      with a copy to:

                           Stradling Yocca Carlson & Rauth
                           660 Newport Center Drive, Suite 1600
                           Newport Beach, California 92660-6441
                           Attention: C. Craig Carlson, Esq.
                           Telecopy: (714) 725-4100

               A party may change his or its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

               11.9 Transaction Fees and Expenses. Except as stated herein, each party hereto agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, the Company will pay directly (in accordance with statements delivered on or prior to the Closing by third party service providers who have represented the Sellers in connection with this transaction) or reimburse the Sellers upon demand for all out-of-pocket costs and expenses (including fees and expenses of counsel) in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; provided that, the amounts paid and reimbursed shall not, in the aggregate, exceed $5,000.

               11.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               11.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

               11.12 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, THE SECURITIES AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

        IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

                                    "SELLER"

                                     /s/ Walter W. Cruttenden III
                                     -------------------------------------------
                                     Walter W. Cruttenden III


                                     "COMPANY"

                                     CRUTTENDEN ROTH, INCORPORATED,
                                     a California corporation


                                     By:   /s/ Byron C. Roth
                                          --------------------------------------
                                          Byron C. Roth, President


                                     "PURCHASER"

                                     FIDELITY NATIONAL FINANCIAL, INC.
                                     a Delaware corporation

                                     By:   /s/ Andrew F. Puzder
                                          --------------------------------------
                                          Andrew F. Puzder,
                                          Executive Vice President




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